UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2016

Federal Home Loan Bank of New York

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, Floor 5, New York, New York	10178-0599
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 441-6616

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Federal Home Loan Bank of New York (“FHLBNY”) management is hosting a Financial and Economic Forum for FHLBNY members from Puerto Rico and the U.S. Virgin Islands in San Juan, Puerto Rico on February 16, 2016. The presentation materials to be used by the FHLBNY during the meeting are attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Federal Home Loan Bank of New York Financial and Economic Forum Presentation Materials – February 16, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: February 16, 2016	By:	/s/ Kevin M. Neylan
	Name:	Kevin M. Neylan
	Title:	Senior Vice President and Chief Financial Officer